5. LOANS, NET (Details 2) - USD ($) $ in Thousands	Jun. 30, 2016	Dec. 31, 2015
Loans	$ 382,767	$ 253,268
Less: Provision for credit losses	(5,239)	(2,609)
Loans, net	374,383	250,659
Less than 90 days
Loans	9,954	5,749
Over 90 days
Loans	10,132	1,240
Past Due
Loans	20,086	6,989
Less: Provision for credit losses	(1,686)	(202)
Loans, net	$ 18,400	$ 6,787